Exhibit 99.1
For Immediate Release
athenahealth, Inc. Reports Third Quarter 2007 Financial Results
- 33% Revenue Growth Compared to Same Quarter Last Year

- Quarterly Adjusted EBITDA of $4.2 million or 16% of Revenue

- Reports First Quarter of Net Income
WATERTOWN, MA — November 1, 2007 — athenahealth, Inc. (NASDAQ: ATHN), a leading provider of internet-based business services for physician practices, today announced financial results for the third quarter of 2007.
Total revenue for the three months ended September 30, 2007 was $26.2 million, compared to $19.6 million for the same period last year, an increase of 33%.
“This quarter included several important milestones for athenahealth, including our IPO and our first quarter of net income,” said Jonathan Bush, Chairman and Chief Executive Officer of athenahealth. “Our growth demonstrates the appeal of our network-based service offering.”
For the three months ended September 30, 2007, the Company’s Non-GAAP Adjusted EBITDA of $4.2 million was 16% of revenue, compared to Non-GAAP Adjusted EBITDA for the same period last year of $0.4 million which was 2% of revenue. GAAP net income in the quarter was $0.5 million, compared to a GAAP net loss of $2.0 million in the same period last year. Non-GAAP adjusted net income for the quarter was $2.1 million, compared to a Non-GAAP adjusted net loss of $1.8 million in the same period last year.
“The financial results in the quarter demonstrate the power of our recurring revenue model and the operating leverage of our business,” said Carl Byers, Chief Financial Officer of athenahealth. “Our IPO and our positive earnings have put the Company in a position of financial strength.”
For the nine months ended September 30, 2007, the Company’s Non-GAAP Adjusted EBITDA of $7.4 million was 10% of revenue, compared to Non-GAAP Adjusted EBITDA for the same period last year of $0.7 million which was 1% of revenue. For this period, the GAAP net loss was $5.6 million, compared to a GAAP net loss of $6.5 million in the same period last year. Non-GAAP adjusted net income for the nine months ended September 30, 2007 was $1.1 million, compared to a Non-GAAP adjusted net loss of $5.5 million in same period last year.

Key metrics and milestones in the third quarter of 2007 included the following:
•	Completion of the Company’s Initial Public Offering on September 25, 2007

•	$704 million in cash collections posted to client accounts, compared to $518 million in the third quarter of last year

•	8,978 active physicians served, compared to 7,034 in the third quarter of last year

•	Initiation of PSS World Medical lead generation partnership

•	Announcement of the second large client win through the Company’s Eclipsys partnership
As of September 30, 2007, the Company had cash and marketable securities of $89.8 million. On September 25, 2007 the Company completed its Initial Public Offering, in which the Company sold 5,000,000 common shares, which raised $90.0 million in gross proceeds and resulted in net proceeds of $81.3 million, after underwriting discounts, commissions and offering expense. The offering also included 2,229,842 shares from existing stockholders, resulting in a total gross offering size of $130.1 million. The Company did not receive any of the proceeds from the sale of shares by existing stockholders.
A reconciliation of the Company’s financial results determined in accordance with United States generally accepted accounting principles (GAAP) to certain non-GAAP financial measures has been provided in the financial statement tables included in this press release. An explanation of these measures is also included below under the heading “Explanation of Non-GAAP Financial Measures.”
Conference Call Information
athenahealth will conduct a conference call on Thursday, November 1, 2007, at 5:00 p.m. Eastern Time to discuss its financial results, quarterly highlights and management’s outlook for future financial and operational performance. To access the conference call, dial 800-289-0517 or 913-312-0729 (international), and use confirmation code 7544772. A Webcast and replay will also be available shortly after the call is completed through November 30, 2007 on the Company’s investor web site: http://investors.athenahealth.com/events.cfm. A replay of the conference call will be available through November 30, 2007 by calling 888-203-1112 or 719-457-0820 (international), pass code 7544772.
About athenahealth
athenahealth is a leading provider of internet-based business services for physician practices. The Company’s service offerings are based on proprietary web-native practice management and electronic medical record (EMR) software, a continuously updated payer knowledge-base and integrated back-office service operations. For more information visit www.athenahealth.com or call (888) 652-8200.
Contacts:
John Hallock (Media)

Manager, Public Affairs & Corporate Communications
athenahealth, Inc.
(617) 402-1428
media@athenahealth.com
Carl Byers (Investors)
Chief Financial Officer
athenahealth, Inc.
(617) 402-1113
IR@athenahealth.com
###
Explanation of Non-GAAP Financial Measures
athenahealth management believes that in order to properly understand the Company’s short-term and long-term financial trends, investors may wish to consider the impact of certain non-cash or non-recurring items, when used as a supplement to financial performance measures in accordance with GAAP. These items result from facts and circumstances that vary in frequency and/or impact on continuing operations. In addition, management uses results of operations before such items to evaluate the operational performance of the company and as a basis for strategic planning. Investors should consider these non-GAAP measures in addition to, and not as a substitute for, financial performance measures in accordance with GAAP. In addition to the description provided below, reconciliation of GAAP to non-GAAP results is provided in the financial statement tables included in this press release.
In this press release, the Company has reported a non-GAAP financial measure it refers to as “adjusted EBITDA,” which the Company defines as GAAP (generally accepted accounting principles) net income (loss) before provision for income taxes, net interest expense, other expense, income taxes, depreciation and amortization, stock-based compensation expense and cumulative effect of change in accounting principle. The Company has also reported in this press release a non-GAAP financial measure it refers to as “adjusted net income (loss),” which the Company defines as GAAP net income (loss) before other expense, stock-based compensation expense and cumulative effect of change in accounting principle. In its upcoming conference call, the Company may report a non-GAAP financial measure it refers to as “adjusted gross margin” which the Company defines as total revenues less direct operating expense plus stock compensation expense allocated to direct operating expense divided by total revenues. These non-GAAP financial measures, as the Company defines them, may not be similar to non-GAAP measures used by other companies.
Management believes that “adjusted EBITDA”, “adjusted gross margin” and “adjusted net income (loss)” provide useful information to investors about the Company’s performance because it eliminates the effects of period-to-period changes in costs associated with capital investments, net income from interest on the Company’s cash and marketable securities, stock-based compensation expense and similar expense which are not directly attributable to the underlying performance of the Company’s business operations. Management uses “adjusted EBITDA”, “adjusted gross margin” and “adjusted net income (loss)” in evaluating the overall performance of the Company’s business operations and believes this performance measure provides useful information to investors.
With respect to stock-based compensation expense, the Company advises investors that it adopted FASB Statement No. 123R, Share-Based Payments, effective January 1, 2006, which requires that share-based payments, including employee stock options, be measured at their fair value and recorded as compensation expense in the Company’s financial statements. Prior to the adoption of FAS 123R, the Company was required to record stock-based compensation expense using the awards’ intrinsic value which generally resulted in no compensation expense being recorded in the financial statements. In accordance with the modified prospective method the Company used to adopt FAS 123R, the Company’s financial statements for prior periods have not been restated to reflect, and do not include, changes in the method to expense share-based payments, including employee stock options, at their fair values.

Though management finds “adjusted EBITDA”, “adjusted gross margin” and “adjusted net income (loss)” useful for evaluating aspects of the Company’s business, its reliance on these measures is limited because excluded items can have a material effect on the Company’s earnings (or losses) calculated in accordance with GAAP. Therefore, management uses “adjusted EBITDA”, “adjusted gross margin” and “adjusted net income (loss)” in conjunction with GAAP earnings (loss) in evaluating the overall performance of the Company’s business operations. The Company believes that “adjusted EBITDA”, “adjusted gross margin” and “adjusted net income (loss)” provides investors with an additional tool for evaluating the Company’s core performance, which management uses in its own evaluation of overall performance, and a base-line for assessing the future earnings potential of the Company. While the GAAP results are more complete, the Company prefers to allow investors to have this supplemental metric since, with a reconciliation to GAAP, it may provide greater insight into the Company’s financial results. Management does not intend the presentation of this non-GAAP financial measure to be considered in isolation or as a substitute for results prepared in accordance with GAAP. These non-GAAP financial measures should be read only in conjunction with the Company’s consolidated financial statements prepared in accordance with GAAP.
Forward-Looking Statements
This press release contains forward-looking statements which are made pursuant to the safe harbor provisions of Private Securities Litigation Reform Act of 1995, including statements regarding the Company’s recurring revenue model and management’s expectations for future financial performance and business outlook, and the benefits of the Company’s service offerings. The forward-looking statements in this release do not constitute guarantees of future performance. In addition, investors should note that athenahealth’s third quarter 2007 financial results, as discussed in this release, are preliminary and unaudited, and subject to further adjustment. These statements are neither promises nor guarantees, and are subject to a variety of risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from those contemplated in these forward-looking statements. In particular, the risks and uncertainties include, among other things: our history of operating losses and fluctuating operating results; our variable sales and implementation sales cycles, which may result in fluctuations in our quarterly results; risk associated with our expectations regarding the timing and likelihood of achieving profitability; the highly competitive industry in which we operate and the relative immaturity of the market for our service offerings; the risk that our services offerings will not operate in the manner that we expect, including interruptions in service or errors or omissions that may occur in our rules engine and databases; and the evolving and complex government regulatory compliance environment in which we and our clients operate. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. athenahealth, Inc. undertakes no obligation to update or revise the information contained in this press release, whether as a result of new information, future events or circumstances or otherwise. For additional disclosure regarding these and other risks faced by athenahealth, Inc., see the disclosure contained in our public filings with the Securities and Exchange Commission, including athenahealth’s Final Prospectus under the heading “Risk Factors” filed with the SEC in connection with the Company’s initial public offering and available on its investor relations website at http://www.athenahealth.com and on the SEC’s website at http://www.sec.gov.

athenahealth, Inc.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited, in thousands, except per share amounts)

	September	December
	30, 2007	31, 2006

Assets
Current assets:
Cash, cash equivalents	$89,809	$4,191
Short-term investments	—	5,545
Accounts receivable, net of allowance of $625 and $565 at September 30, 2007 and December 31, 2006	13,331	10,009
Prepaid expenses and other current assets	2,178	1,610

Total current assets	105,318	21,355
Property and equipment — net	11,953	13,481
Restricted cash	2,569	3,170
Software development costs — net	1,743	1,720
Other assets	256	247

Total Assets	$121,839	$39,973

Liabilities, Convertible Preferred Stock & Stockholders’ Equity (Deficit)
Current liabilities:
Line of credit	$—	$7,204
Current portion of long-term debt	7,596	3,116
Accounts payable	659	1,130
Accrued compensation expenses	5,685	5,025
Accrued expenses	3,931	2,609
Deferred revenue	4,290	3,614
Current portion of deferred rent	1,000	948

Total current liabilities	23,161	23,646
Warrant liability	—	2,423
Long-term deferred rent, net of current portion	10,460	11,108
Long-term debt, net of current portion	15,221	16,973

Total liabilities	48,842	54,150

Convertible preferred stock; $0.01 par value per share; authorized 26,390 shares, issued, 22,332 shares and outstanding, 21,531 shares at December 31, 2006; at redemption value (liquidation value $50,094); no shares authorized, issued or outstanding at September 30, 2007	—	50,094
Stockholders’ equity (deficit):
Preferred stock, $0.01 par value per share: no shares authorized, issued and outstanding at December 31, 2006: authorized, 5,000 shares, and no shares issued and outstanding at September 30, 2007	—	—
Common stock; $0.01 par value per share; authorized, 50,000 shares, issued, 5,281 shares and outstanding, 4,804 shares at December 31, 2006; authorized, 125,000 shares, issued, 33,514 shares, and outstanding, 32,236 shares at September 30, 2007	335	53
Additional paid-in capital	144,554	2,090
Treasury stock; 1,280 shares	(1,200)	(1,200)
Accumulated other comprehensive (loss) income	60	(34)
Accumulated equity (deficit)	(70,752)	(65,180)

Total stockholders’ equity (deficit)	72,997	(64,271)

Total liabilities, convertible preferred stock & stockholders’ equity (deficit)	$121,839	$39,973

athenahealth, Inc.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited, in thousands, except per-share amounts)

	Three months ended		Nine months ended
	September 30,		September 30,
	2007	2006	2007	2006

Revenue:
Business services	$24,380	$18,345	$67,648	$51,167
Implementation and other	1,788	1,283	4,960	3,800

Total revenue	26,168	19,628	72,608	54,967

Expenses:
Direct operating costs	11,732	9,166	33,900	26,624
Selling and marketing	4,329	3,813	12,643	11,248
Research and development	1,852	2,137	5,451	4,645
General and administrative	4,341	4,150	13,912	11,921
Depreciation and amortization	1,277	1,636	4,325	4,589

Total expenses	23,531	20,902	70,231	59,027

Operating income (loss)	2,637	(1,274)	2,377	(4,060)
Other income (expenses):
Interest income	142	99	356	251
Interest expense	(777)	(677)	(2,399)	(1,883)
Other expense	(1,273)	(103)	(5,689)	(444)

Total other expense	(1,908)	(681)	(7,732)	(2,076)

Income (loss) before income taxes and cumulative effect of change in accounting principle	729	(1,955)	(5,355)	(6,136)
Income tax expense	217	—	217	—

Income (loss) before cumulative effect of change in accounting principle	512	(1,955)	(5,572)	(6,136)
Cumulative effect of change in accounting principle	—	—	—	(373)

Net income (loss)	$512	$(1,955)	$(5,572)	$(6,509)

Net income (loss) per share — Basic
Before change in accounting principle	$0.06	$(0.41)	$(0.91)	$(1.32)
Cumulative effect of change in accounting principle	—	—	—	(0.08)

Net income (loss) per share — basic	$0.06	$(0.41)	$(0.91)	$(1.40)

Net income (loss) per share — Diluted
Before change in accounting principle	$0.05	$(0.41)	$(0.91)	$(1.32)
Cumulative effect of change in accounting principle	—	—	—	(0.08)

Net income (loss) per share — diluted	$0.05	$(0.41)	$(0.91)	$(1.40)

Weighted average shares used in net income (loss) per share
Basic	8,381	4,725	6,095	4,657
Diluted	10,877	4,725	6,095	4,657

Set forth below is a breakout of stock-based compensation expense for the three and nine months ended September 30, 2007 and 2006 (no amounts were capitalized):

(in thousands)	Three months ended		Nine months ended
	September 30,		September 30,
	2007	2006	2007	2006

	(unaudited)
Stock-based compensation charged to:
Direct operating	$43	$16	$136	$43
Selling and marketing	3	12	84	31
Research and development	79	13	178	37
General and administrative	208	34	539	60

Total	$333	$75	$937	$171

Set forth below is a reconciliation of our “adjusted EBITDA” to our net income, the most directly comparable financial measure calculated and presented in accordance with GAAP.

(in thousands)	Three months ended		Nine months ended
	September 30,		September 30,
	2007	2006	2007	2006

	(unaudited)
Net income (loss)	$512	$(1,955)	$(5,572)	$(6,509)
Provision for income taxes	217	—	—	—
Interest expense	635	578	2,043	1,632
Other expense	1,273	103	5,689	444
Depreciation and amortization	1,277	1,636	4,325	4,589
Stock compensation expense	333	75	937	171
Cumulative effect of change in accounting principle	—	—	—	373

Adjusted EBITDA	$4,247	$437	$7,422	$700

Set forth below is a reconciliation of our “adjusted net income (loss)” to our net income, the most directly comparable financial measure calculated and presented in accordance with GAAP.

(in thousands)	Three months ended		Nine months ended
	September 30,		September 30,
	2007	2006	2007	2006

	(unaudited)
Net income (loss)	$512	$(1,955)	$(5,572)	$(6,509)
Other expense	1,273	103	5,689	444
Stock compensation expense	333	75	937	171
Cumulative effect of change in accounting principle	—	—	—	373

Adjusted net income (loss)	$2,118	$(1,777)	$1,054	$(5,521)

Set forth below is a presentation of our “adjusted gross margin”:

(in thousands)	Three months ended		Nine months ended
	September 30,		September 30,
	2007	2006	2007	2006

	(unaudited)
Total revenue	$26,168	$19,628	$72,608	$54,967
Direct operating expense	11,732	9,166	33,900	26,624

Total revenue less direct operating expense	14,436	10,462	38,708	28,343
Stock compensation expense allocated to direct operating expense	43	16	136	43

Adjusted gross profit	$14,479	$10,478	$38,844	$28,386

Adjusted gross margin	55.3%	53.4%	53.5%	51.6%